Exhibit 32.1


                   Nova Star Innovations, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Nova Star Innovations, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004 fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   November 10, 2004
                                           /s/ Mark S. Clayton
                                          ____________________________________
                                          Mark S. Clayton
                                          Principal Executive Officer
                                          Principal Financial Officer